                                                                    EXHIBIT 99.1

                   FORM OF ELECTION AND LETTER OF TRANSMITTAL

         To accompany certificates representing shares of common stock
                ("Excel Common Stock"), no par value per share,

                                       of

                 EXCEL INDUSTRIES, INC., AN INDIANA CORPORATION

                                   ("Excel")

when submitted in connection with an election to receive (i) cash, (ii) shares of Class A Common Stock, par value $0.01 per share ("Dura Class A Common Stock"), of Dura Automotive Systems, Inc., a Delaware corporation ("Dura"), or
(iii) a combination of cash and shares of Dura Class A Common Stock pursuant to the Agreement and Plan of Merger dated as of January 19, 1999 (the "Merger Agreement") among Dura, Windows Acquisition Corporation, an Indiana corporation and a wholly owned subsidiary of Dura ("MergerSub"), and Excel, pursuant to which Excel will be merged with and into MergerSub (the "Merger"). All references herein to Excel Common Stock shall include the preferred stock purchase rights associated with such common stock.

                     The Exchange Agent for the Merger is:

                          FIRSTAR BANK MILWAUKEE, N.A.

-----------------------------------------------------------------------------------------------------
  BY MAIL COURIER:                   FACSIMILE TRANSMISSION:          BY HAND OR OVERNIGHT:
-------------------------------------------------------------------------------------------
  Firstar Bank Milwaukee, N.A.       (for Eligible Institutions       Firstar Bank Milwaukee, N.A.
  P.O. Box 2077                      only)                            1555 N. River Center Dr., Suite
  Milwaukee, Wisconsin 53201-2077                                     301
  Attn: Corporate Trust Services                                      Milwaukee, Wisconsin 53212
                                                                      Attn: Corporate Trust Services

-------------------------------------------------------------------------------------------

                          For Confirmation Telephone:
                        (414) 276-3737 or (800) 637-7549

    DELIVERY OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

                    The Information Agent for the Merger is:

                                Georgeson & Co.
                               Wall Street Plaza
                            New York, New York 10005
                          Call Collect: (212) 440-9800
                         Call Toll Free: (800) 223-2064
                     Banks and Brokers Call: (212) 440-9800

    TO BE EFFECTIVE, THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR STOCK CERTIFICATES (OR A GUARANTEE OF DELIVERY OF

SUCH STOCK CERTIFICATES AS SET FORTH IN GENERAL INSTRUCTION 7), MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE ELECTION DEADLINE SPECIFIED BELOW.

BOX A: ELECTION AND DESCRIPTION OF SHARES OF EXCEL COMMON STOCK

         See "Special Election Instructions" and General Instruction 3.

    Please list the number of shares of Excel Common Stock held by you in which you wish to make the following elections:

Number of Shares Subject to Stock Election:
  --------------

Number of Shares Subject to Cash Election:
  --------------

Number of Shares Subject to Non-Election:
  --------------

  Total Numbered Shares Held by You:
    ----------------

-------------------------------------------------------------------------------------------
                                                                        NUMBER OF SHARES
                                                                      REPRESENTED BY EACH
NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                          CERTIFICATE (OR
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)      CERTIFICATE      COVERED BY A GUARANTEE
         APPEAR(S) ON CERTIFICATES(S))                NUMBER**           OF DELIVERY)*
-------------------------------------------------------------------------------------------

                                                 ------------------------------------------

                                                 ------------------------------------------

                                                 ------------------------------------------

                                                 ------------------------------------------

                                                 ------------------------------------------

                                                 ------------------------------------------

                                                 ------------------------------------------
                                                    Total Shares

-------------------------------------------------------------------------------------------

*In the case of a delivery using the Guarantee of Delivery procedures, exactly as name(s) will appear on the certificate(s) when delivered.
** Certificate numbers are not required if certificates will be delivered using the Guarantee of Delivery procedures.

    PLEASE READ THE SPECIAL ELECTION INSTRUCTIONS AND THE GENERAL INSTRUCTIONS IN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.

    THE ELECTION DEADLINE IS 5:00 P.M. (EASTERN TIME) ON MARCH 22, 1999. A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR EXCEL STOCK CERTIFICATES OR A GUARANTEE OF DELIVERY (EACH AS DEFINED BELOW), MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE IN ORDER FOR ANY CASH ELECTION OR STOCK ELECTION (EACH AS DEFINED BELOW) MADE HEREBY TO BE EFFECTIVE. IF A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR EXCEL STOCK CERTIFICATES OR A GUARANTEE OF DELIVERY, IS NOT RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE, YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION WITH RESPECT TO YOUR SHARES, AND THE FORM OF MERGER CONSIDERATION (AS DEFINED BELOW) WHICH YOU WILL BE ENTITLED TO RECEIVE WILL BE DETERMINED BY THE PROVISIONS OF THE MERGER AGREEMENT. IF YOU FAIL TO

INDICATE A CASH ELECTION OR STOCK ELECTION IN BOX A ABOVE YOU WILL BE DEEMED TO HAVE INDICATED A NON-ELECTION. IF YOUR EXCEL STOCK CERTIFICATES ARE NOT AVAILABLE AT THE TIME YOU SEND A FORM OF ELECTION AND LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, YOU MAY INSTEAD PROVIDE A GUARANTEE OF DELIVERY OF YOUR EXCEL STOCK CERTIFICATES AS SET FORTH IN GENERAL INSTRUCTION 7, IN WHICH CASE YOU MUST, WITHIN THREE TRADING DAYS ON THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") THEREAFTER, DELIVER TO THE EXCHANGE AGENT THE EXCEL STOCK CERTIFICATES REPRESENTING THE SHARES IN RESPECT OF WHICH AN ELECTION IS BEING MADE.

    Copies of the Joint Proxy Statement/Prospectus of Dura and Excel dated February 17, 1999, relating to the Merger (the "Joint Proxy Statement/Prospectus"), as well as extra copies of this Form of Election and Letter of Transmittal, may be requested from Georgeson & Co., Inc., the Information Agent, at the toll-free phone number shown on the cover, or from the Exchange Agent at the addresses or the toll-free number shown on the cover. The return of this Form of Election and Letter of Transmittal to the Exchange Agent is acknowledgment of the receipt of the Joint Proxy Statement/Prospectus.

    If your Excel Stock Certificate(s) have been lost, stolen or destroyed and you require assistance in replacing them, see General Instruction 12 below. You cannot submit an effective Form of Election and Letter of Transmittal without enclosing your Excel Stock Certificate(s) or a Guarantee of Delivery with this Form of Election and Letter of Transmittal. If you submit a Guarantee of Delivery, your Excel Stock Certificates must be delivered within three NYSE trading days thereafter. Therefore, if you wish to make an Election, it is critical that you act immediately to obtain replacement stock certificates.

    COMPLETING AND RETURNING THIS FORM OF ELECTION DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO APPROVAL OF THE MERGER OR THE MERGER AGREEMENT AT THE EXCEL SPECIAL MEETING (AS DEFINED BELOW). TO VOTE AT THE EXCEL SPECIAL MEETING, YOU MUST COMPLETE, SIGN AND RETURN THE PROXY CARD THAT ACCOMPANIED THE JOINT PROXY STATEMENT/PROSPECTUS, OR YOU MUST ATTEND THE EXCEL SPECIAL MEETING IN PERSON AND VOTE YOUR SHARES THEREAT. IF YOU HAVE ANY QUESTIONS CONCERNING THE VOTING OF YOUR SHARES OF EXCEL COMMON STOCK, PLEASE CALL THE INFORMATION AGENT TOLL-FREE AT (800) 223-2064.

Ladies and Gentlemen:

    Pursuant to the Merger Agreement and subject to the proration procedures included therein and described in the Joint Proxy Statement/Prospectus, the undersigned hereby surrenders to Firstar Bank Milwaukee, N.A., as Exchange Agent, certificate(s) representing all of the shares of Excel Common Stock (each such certificate, a "Excel Stock Certificate") listed in Box A above and (A) hereby elects, in the manner indicated in Box A above, to have each of such shares of Excel Common Stock represented by such Excel Stock Certificates converted into the right to receive EITHER (i) $25.50 in cash, without interest (a "Cash Election"), OR (ii) 0.8 of a share of Dura Class A Common Stock (a "Stock Election" and together with a Cash Election, an "Election"), or (B) hereby states that the undersigned has no preference as among the Cash Election or Stock Election (a "Non-Election"). In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional shares of Dura Class A Common Stock otherwise issuable in connection with the Merger. Any cash (excluding cash received in lieu of fractional shares) and Dura Class A Common Stock received by holders of Excel Common Stock in connection with the Merger is hereinafter referred to as "Cash Consideration" and "Stock Consideration," respectively. The Cash Consideration, Stock Consideration and cash paid in lieu of fractional shares are collectively referred to as the "Merger Consideration."

    The undersigned understands that each Election is subject to certain terms, conditions and limitations that have been set forth in the Merger Agreement including, but not limited to, the fact that 50% of the outstanding shares of Excel Common Stock will be converted into the right to receive cash in the Merger and 50% of the outstanding shares of Excel Common Stock will be converted into the right to receive Dura

Class A Common Stock in the Merger. THE UNDERSIGNED ACKNOWLEDGES THAT THE MERGER AGREEMENT PROVIDES FOR PRORATION IF, AS A RESULT OF THE ELECTIONS MADE, EITHER OF THE FOREGOING LIMITATIONS WOULD OTHERWISE BE EXCEEDED, WITH THE RESULT THAT THE UNDERSIGNED MAY RECEIVE A COMBINATION OF CASH AND DURA CLASS A COMMON STOCK THAT DIFFERS FROM THE ELECTION MADE HEREBY.

    If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Form of Election and Letter of Transmittal covers all of the shares of Excel Common Stock owned by the undersigned in a representative or fiduciary capacity for such particular beneficial owner.

    The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the Effective Time, the registered holder of the shares of Excel Common Stock represented by the Excel Stock Certificate(s) surrendered herewith, with good title to such shares of Excel Common Stock and full power and authority (i) to sell, assign and transfer such shares free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims and (ii) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such shares of Excel Common Stock. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                         SPECIAL ELECTION INSTRUCTIONS

    The appropriate share information must be provided in Box A above in order to make a Cash Election and/or Stock Election. A Non-Election may be selected by those wishing to make a Non-Election, but any Form of Election and Letter of Transmittal received by the Exchange Agent without any share information provided will be treated as indicating a Non-Election.

    Your choice of Election is as follows:

-------------------------------------------------------------------------------------------
                                            WHAT YOU WILL RECEIVE FOR EACH SHARE OF
             ELECTION                                  EXCEL COMMON STOCK
-------------------------------------------------------------------------------------------
  Cash Election...................  $25.50 in cash, without interest
  Stock Election..................  0.8 of a share of Dura Class A Common Stock

-------------------------------------------------------------------------------------------

    ALL ELECTIONS ARE SUBJECT TO THE PRORATION PROCEDURES SET FORTH IN SECTION
1.5 OF THE MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED TO THE JOINT PROXY STATEMENT/PROSPECTUS AS APPENDIX A. THE PRORATION PROCEDURES ARE DESCRIBED UNDER THE CAPTION "THE MERGER AGREEMENT--ELECTIONS" IN THE JOINT PROXY STATEMENT/PROSPECTUS AND IN GENERAL INSTRUCTION 3 BELOW. YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS IN ITS ENTIRETY BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.

    ALL HOLDERS OF EXCEL COMMON STOCK WISHING TO MAKE AN ELECTION MUST DELIVER TO THE EXCHANGE AGENT A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE (WHICH IS 5:00 P.M. (EASTERN TIME) ON MARCH 22, 1999. ALL HOLDERS SUBMITTING A FORM OF ELECTION AND LETTER OF TRANSMITTAL THAT IS RECEIVED BY THE EXCHANGE AGENT AFTER THE ELECTION DEADLINE WILL BE DEEMED TO HAVE MADE A NON-ELECTION REGARDLESS OF THE ELECTION SPECIFIED ON SUCH FORM.

    The Exchange Agent reserves the right to deem that you have made a Non-Election if:

    A. No Election choice is indicated in Box A above;

    B. You fail to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit your Excel Stock Certificate(s) or a Guarantee of Delivery) or otherwise fail to properly make an Election;

    C. A completed Form of Election and Letter of Transmittal (including submission of your Excel Stock Certificate(s) or a Guarantee of Delivery) is not actually received by the Exchange Agent prior to the Election Deadline; or

    D. You return this Form of Election and Letter of Transmittal with a Guarantee of Delivery but do not deliver the Excel Stock Certificates representing the shares in respect of which the Election is being made within three NYSE trading days thereafter.

    Notwithstanding anything to the contrary in this Form of Election and Letter of Transmittal, the Exchange Agent reserves the right to waive any flaws in a completed Form of Election and Letter of Transmittal but shall be under no obligation to do so.

    In order to receive the Merger Consideration, this Form of Election and Letter of Transmittal must be (i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your Excel Stock Certificate(s) or a Guarantee of Delivery to the Exchange Agent at either of the addresses set forth above. In order to properly make an Election, these actions must be taken in a timely fashion such that the Form of Election and Letter of Transmittal and other required documents are received by the Exchange Agent prior to the Election Deadline.

    The effectiveness of Elections received on the Election Deadline and accompanied by a Guarantee of Delivery will not be finally determined until three NYSE trading days after the Election Deadline. As a result, the Merger Consideration to which a holder of Excel Common Stock is entitled (and whether any proration is necessary) may be delayed for up to three NYSE trading days. The Merger Consideration is expected to be mailed promptly following such determination or, if later, promptly after the Merger is consummated.

    Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed Excel Stock Certificates, the Merger Consideration will be delivered in the name of the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the Merger Consideration will be mailed to the undersigned at the address shown in Box A above. In the event that the "Special Issuance and Payment Instructions" box is completed, the Merger Consideration will be issued in the name of, and will be mailed to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration. In addition, appropriate signature guarantees must be included with respect to shares of Excel Common Stock for which Special Issuance and Payment Instructions are given.

--------------------------------------------------------------------------------

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

  ____________________________________________________________________________

  ____________________________________________________________________________
                        (SIGNATURE(S) OF STOCKHOLDER(S))

  Dated: ________________________

      (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holders(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Daytime Area Code and Telephone No.: _______________________________________

  Employer Identification or Social Security No.: ____________________________

                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

  ____________________________________________________________________________
                              AUTHORIZED SIGNATURE

   __________________________________________________________________________
                              NAME (PLEASE PRINT)

   __________________________________________________________________________
                                  NAME OF FIRM

   __________________________________________________________________________
                                    ADDRESS

   __________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                          AREA CODE AND TELEPHONE NO.

  Dated: ________________________
--------------------------------------------------------------------------------

                                SPECIAL ISSUANCE
                             GUARANTEE OF DELIVERY
                    (TO BE USED IF EXCEL STOCK CERTIFICATES
                         ARE NOT SURRENDERED HEREWITH)
                          (See General Instruction 7)

    THE UNDERSIGNED (CHECK APPROPRIATE BOX BELOW) GUARANTEES TO DELIVER TO THE EXCHANGE AGENT AT THE APPROPRIATE ADDRESS SET FORTH ABOVE THE CERTIFICATES FOR SHARES OF EXCEL COMMON STOCK COVERED BY THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL NO LATER THAN 5:00 P.M. (EASTERN TIME), ON THE THIRD NYSE TRADING DAY AFTER THE DATE OF EXECUTION OF THIS GUARANTEE OF DELIVERY.

--------------------------------------------------------------------------------
/ /  A member of a registered national    -------------------------------------
     securities exchange                       Firm (Please Print or Type)
--------------------------------------------------------------------------------
/ /  A member of the National             -------------------------------------
     Association of Securities Dealers,           Authorized Signature
     Inc.
--------------------------------------------------------------------------------
/ /  A commercial bank or trust company   -------------------------------------
     in the United States                                Address
--------------------------------------------------------------------------------

Dated:                                    -------------------------------------
-----------------------------------            Area Code and Phone Number
--------------------------------------------------------------------------------

-------------------------------------------

                              SPECIAL ISSUANCE AND
                              PAYMENT INSTRUCTIONS
                      (SEE GENERAL INSTRUCTIONS 6 AND 11)

      To be completed ONLY if the Merger Consideration (whether cash, Dura Class A Common Stock or a combination thereof) is to be issued in the name of, and mailed to, someone other than the undersigned.

      Issue the Merger Consideration (whether cash, Dura Class A Common Stock or a combination thereof) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NO.)

      If you complete this box, you will need a signature guarantee by an eligible institution. See General Instruction 6.

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                          (SEE GENERAL INSTRUCTION 11)

      To be completed ONLY if the Merger Consideration (whether cash, Dura Class A Common Stock or a combination thereof) is to be mailed to the undersigned at an address other than that shown in Box A above.

      Mail the Merger Consideration (whether cash, Dura Class A Common Stock or a combination thereof) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NO.)

      Check this box if this is a permanent change of address. / /

------------------------------------------

                              GENERAL INSTRUCTIONS

    This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of shares of Excel Common Stock desiring to make a Cash Election or Stock Election. It may also be used as a letter of transmittal for holders of Excel Common Stock who do not complete and submit the Form of Election and Letter of Transmittal prior to the Election Deadline or at any time by any holders of Excel Common Stock who wish to make a Non-Election. Until a record holder's Excel Stock Certificates are received by the Exchange Agent at one of the addresses set forth on the cover, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing shares of the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their Excel Stock Certificates. No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of Excel Common Stock receiving Stock Consideration will be entitled to any dividends or other distributions paid on Dura Class A Common Stock after the Effective Time. If your stock certificate(s) are lost, stolen or destroyed, please refer to General Instruction 12 below.

    A HOLDER OF EXCEL COMMON STOCK MUST FILL IN THE APPROPRIATE ELECTION INFORMATION IN BOX A ABOVE TO MAKE A CASH ELECTION AND/OR STOCK ELECTION.

    Your election is subject to certain terms, conditions and limitations which are set forth in the Merger Agreement and described in the Joint Proxy Statement/Prospectus. The Merger Agreement is included as Appendix A to the Joint Proxy Statement/Prospectus. Copies of the Joint Proxy Statement/Prospectus may be requested from the Information Agent or from the Exchange Agent at the addresses or toll-free numbers shown on the cover. The delivery of this Form of Election and Letter of Transmittal to the Exchange Agent is acknowledgment of the receipt of the Joint Proxy Statement/Prospectus.

    1. ELECTION DEADLINE. THE ELECTION DEADLINE IS 5:00 P.M. (EASTERN TIME) ON MARCH 22, 1999, THE LAST BUSINESS DAY PRIOR TO THE DATE OF THE SPECIAL MEETING OF STOCKHOLDERS OF EXCEL CALLED TO APPROVE THE MERGER (THE "EXCEL SPECIAL MEETING") AND THE SPECIAL MEETING OF STOCKHOLDERS OF DURA CALLED TO APPROVE THE ISSUANCE OF SHARES OF DURA COMMON STOCK IN THE MERGER (THE "DURA SPECIAL MEETING"), UNLESS OTHERWISE EXTENDED BY MUTUAL AGREEMENT OF DURA AND EXCEL. For any Cash Election or Stock Election contained herein to be effective, this Form of Election and Letter of Transmittal, properly completed, and the related Excel Stock Certificate(s) (or a Guarantee of Delivery) must be received by the Exchange Agent at one of the addresses shown above on this Form of Election and Letter of Transmittal at or prior to the Election Deadline. ANY EXCEL STOCK CERTIFICATES FOR WHICH A GUARANTEE OF DELIVERY IS PROVIDED MUST IN FACT BE DELIVERED WITHIN THREE NYSE TRADING DAYS AFTER THE DATE SUCH GUARANTEE OF DELIVERY IS EXECUTED OR YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION. The Exchange Agent will determine whether any Form of Election and Letter of Transmittal or any Excel Stock Certificates in respect of a Guarantee of Delivery are received on a timely basis. Any such determinations made in good faith will be conclusive and binding.

    2. REVOCATION OR CHANGE OF FORM OF ELECTION AND LETTER OF TRANSMITTAL. A Form of Election and Letter of Transmittal may be (i) revoked if the Exchange Agent receives written notice prior to the Election Deadline from the record holder of the shares covered by such Election or (ii) changed if the Exchange Agent receives a completed replacement Form of Election and Letter of Transmittal prior to the Election Deadline from the record holder of the shares covered by such Election. Any person who has effectively revoked a Form of Election and Letter of Transmittal may, by signed and written notice to the Exchange Agent, request the return of the Excel Stock Certificates submitted to the Exchange Agent and such Excel Stock Certificates will be returned without charge to such person promptly after receipt of such request.

    3. ELECTION PROCEDURES/PRORATION. To properly complete Box A, (i) the undersigned must indicate the number of shares of Excel Common Stock subject to a Cash Election, Stock Election or Non-Election (if no amounts are indicated, a Non-Election will be deemed to have been made); (ii) the name and address of the registered holder(s) must be set forth in the column under the heading "Name and Address of Registered Holder(s)" and (iii) either (a) the number of each Excel Stock Certificate surrendered herewith must be written in the column under the heading "Certificate Number" or (b) if the Guarantee of Delivery procedures are used, the number of shares represented by the Excel Stock Certificates to be delivered pursuant to such procedures must be written in the column under the heading "Number of Shares Represented by each Certificate," but no certificate number is required. As set forth in the Joint Proxy Statement/Prospectus, 50% of the outstanding shares of Excel Common Stock will be exchanged for cash and 50% of the outstanding shares of Excel Common Stock will be exchanged for Dura Class A Common Stock. If the Elections result in an oversubscription of either the Cash Consideration or the Stock Consideration, the procedures for allocating the Merger Consideration set forth in Section 1.5 of the Merger Agreement and described in the Joint Proxy Statement/Prospectus will be followed by the Exchange Agent. Accordingly, there can be no assurance that a Cash Election or Stock Election made by you will result in your receipt of the desired type and amount of Merger Consideration. See the Joint Proxy Statement/Prospectus under the caption "The Merger Agreement--Elections." The effectiveness of Elections that are accompanied by Guarantees of Delivery may not be finally determined until three NYSE trading days after the Election Deadline. As a result, it is expected that the final determination of the Merger Consideration to which a holder of Excel Common Stock is entitled (and whether any proration is necessary) will take place on or around March 26, 1999. The Merger Consideration is expected to be mailed promptly following such determination, or, if later, promptly after the Merger is consummated.

    4. TERMINATION OF MERGER AGREEMENT. Consummation of the Merger is subject to the required approval of the stockholders of Excel and Dura and to the satisfaction of certain other conditions. No payments related to any surrender of Excel Stock Certificates will be made prior to the consummation of the Merger and no payments will be made if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and the Exchange Agent will promptly return all Excel Stock Certificates previously received by it. In such event, shares of Excel Common Stock held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination. Certificates representing shares of Excel Common Stock held of record directly by the beneficial owners of such shares of Excel Common Stock will be returned by the Exchange Agent without charge to the holder as promptly as practicable by first class, insured mail.

    5. NO FRACTIONAL INTERESTS. No certificate representing a fraction of a share of Dura Class A Common Stock will be issued. In lieu thereof, the Exchange Agent will remit on Dura's behalf cash, without interest, in an amount equal to the product of (i) the per share closing price on the NYSE of Dura Class A Common Stock on the trading day immediately prior to the Effective Time and (ii) the fractional interest to which a holder of Excel Common Stock would otherwise be entitled (after taking into account all shares of Excel Common Stock then held of record by such holder). No such holder of Excel Common Stock shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

    6. GUARANTEE OF SIGNATURES. If the Merger Consideration is to be issued in the name of the registered holder(s) as inscribed on the surrendered Excel Certificate(s), the signatures on this Form of Election and Letter of Transmittal need not be guaranteed. If the "Special Issuance and Payment Instructions" box has been completed so that payment is to be made to someone other than the registered holder(s) of Excel Common Stock with respect to the surrendered Excel Stock Certificate(s), signatures on this Form of Election and Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program. Public notaries cannot execute acceptable guarantees of signatures.

    7. DELIVERY OF FORM OF ELECTION AND LETTER OF TRANSMITTAL AND EXCEL STOCK CERTIFICATES; GUARANTEE OF DELIVERY. This Form of Election and Letter of Transmittal, properly completed and duly executed, together with your Excel Stock Certificate(s) or a Guarantee of Delivery, should be delivered to the Exchange Agent at one of the addresses set forth above. A Guarantee of Delivery of such Excel Stock Certificates must be made by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, AND ANY EXCEL STOCK CERTIFICATES COVERED BY A GUARANTEE OF DELIVERY MUST IN FACT BE DELIVERED TO THE EXCHANGE AGENT WITHIN THREE NYSE TRADING DAYS AFTER THE DATE OF EXECUTION OF SUCH GUARANTEE OF DELIVERY. Failure to deliver such Excel Stock Certificates within such three day period shall invalidate any Election, and a Non-Election shall be deemed to have been made. THE METHOD OF DELIVERY OF THE FORM OF ELECTION AND LETTER OF TRANSMITTAL, THE EXCEL STOCK CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER OF SHARES OF EXCEL COMMON STOCK. IF YOU CHOOSE TO SEND THE MATERIALS BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, APPROPRIATELY INSURED, WITH RETURN RECEIPT REQUESTED. Delivery of the materials will be deemed effective, and risk of loss with respect thereto will pass, only when such materials are actually received by the Exchange Agent.

    8. SHARES HELD BY NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. Holders of record of shares of Excel Common Stock who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Forms of Election and Letter of Transmittal covering the aggregate number of shares of Excel Common Stock held by such Representative for the beneficial owners for whom the Representative is making an Election or a Non-Election, provided that such Representative certifies that each Form of Election and Letter of Transmittal covers all of the shares of Excel Common Stock held by such Representative for any single beneficial owner. Any Representative that makes an Election or a Non-Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such shares of Excel Common Stock for a particular beneficial owner. If any shares of Excel Common Stock are not covered by an effective Form of Election and Letter of Transmittal, they will be deemed to be covered by a Non-Election.

    9. INADEQUATE SPACE. If the space provided herein is inadequate, the share certificate numbers and the numbers of shares of Excel Common Stock represented thereby should be listed on additional sheets and attached hereto.

    10. SIGNATURES ON FORM OF ELECTION AND LETTER OF TRANSMITTAL, SHARE POWERS AND ENDORSEMENTS.

       (a) All signatures must correspond exactly with the name written on the face of the Excel Stock Certificate(s) without alteration, variation or any change whatsoever.

       (b) If the Excel Stock Certificates surrendered are held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

       (c) If any surrendered shares of Excel Common Stock are registered in different names on several Excel Stock Certificate(s), it will be necessary to complete, sign and submit as many separate Forms of Election and Letter of Transmittal as there are different registrations of Excel Stock Certificates.

       (d) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Excel Stock Certificate(s) listed (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate share powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

       (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Excel Stock Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

    11. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. In the "Special Issuance and Payment Instructions" box, indicate the name and/or address of the person(s) to whom the Merger Consideration is to be issued and mailed only if the Merger Consideration (whether cash, Dura Common Stock or a combination thereof) is to be issued in the name of someone other than the person(s) signing this Form of Election and Letter of Transmittal. If the "Special Issuance and Payment Instructions" box is completed, the Exchange Agent will issue the Merger Consideration in the name of, and will mail the Merger Consideration to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration. In the "Special Delivery Instructions" box, indicate the address to which the Merger Consideration is to be mailed in the name of the undersigned only if different from the address set forth in Box A.

    12. LOST, STOLEN OR DESTROYED CERTIFICATES. You cannot submit an effective Form of Election and Letter of Transmittal without enclosing your Excel Stock Certificates with this Form of Election and Letter of Transmittal or providing a Guarantee of Delivery followed within three NYSE trading days thereafter by the Excel Stock Certificates. If your Excel Stock Certificate(s) have been lost, stolen or destroyed, you are urged to call Chase Mellon Shareholder Services LLC, Excel's transfer agent (the "Transfer Agent"), at 1-800-851-9677. The Transfer Agent will forward additional documentation which you must complete in order to obtain a replacement stock certificate. You may be required to post an indemnity bond if so required by Dura.

    13. MISCELLANEOUS. Dura and the Exchange Agent have the discretion to determine whether a Form of Election and Letter of Transmittal has been properly completed, signed and submitted or revoked and to disregard immaterial defects in any Form of Election and Letter of Transmittal. The good faith decision of Dura or the Exchange Agent in such matters shall be conclusive and binding. Dura and the Exchange Agent are not under any duty to give notification of defects in any Form of Election and Letter of Transmittal.

    14. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Form of Election and Letter of Transmittal may be obtained from the Information Agent by telephoning toll-free (800) 566-9061 or from the Exchange Agent by telephoning toll-free (800) 637-7549.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments made to a holder of Excel Common Stock pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed on the holder by the IRS and payments made for shares of Excel Common Stock may be subject to backup withholding of 31%. Backup withholding is also required if the IRS notifies the recipient that the recipient is subject to backup withholding as a result of a failure to report all interest and dividends.

    In order to avoid backup withholding resulting from a failure to provide a correct certification, a holder of Excel Common Stock must, unless an exemption applies, provide the Exchange Agent with his correct taxpayer identification number ("TIN") on Substitute Form W-9 as set forth on this Form of Election and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Excel Common Stock. If the Excel Common Stock is held in more than one name or is not registered in the name of the actual holder or if the Merger Consideration is to be delivered to another person as provided in the box entitled "Special Issuance and Payment Instructions," consult the enclosed guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and your tax advisor for additional guidance on which number to report. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering holder of Excel Common Stock has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, Dura will withhold 31% of all such payments and dividends. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

    Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

    For a summary of the federal income tax consequences of the receipt of the Merger Consideration, see "Certain Federal Income Tax Consequences of the Merger" in the Joint Proxy Statement/Prospectus.

                         PAYER'S NAME: FIRSTAR BANK MILWAUKEE, N.A.
SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN    ------------------------
Form W-9                     IN THE BOX AT RIGHT AND CERTIFY    Social Security Number(s)
                             BY SIGNING AND DATING BELOW.       OR
                                                                --------------------------
                                                                Employer Identification
                                                                Number

Department of the Treasury   PART 2--Exempt Payees              Name (if joint ownership,
Internal Revenue Service                                        list first and circle the
                                                                name of the person or entity
                                                                whose number is entered in
                                                                Part 1
                                                                -----------------------------
                                                                Address (Number and Street)
                                                                -----------------------------
                                                                City, State and Zip Code
                                                                PART 3--AWAITING TIN ( )

                             CERTIFICATION--UNDER PENALTY OF PERJURY, I CERTIFY THAT: (1) The
                             number shown on this form is my correct Taxpayer Identification
                             Number (or I am waiting for a number to be issued to me), and
Payer's Request for          (2) I am not subject to backup withholding because: (a) I am
Taxpayer Identification      exempt from backup withholding, or (b) I have not been notified
Number "TIN"                 by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all
                             interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                             DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE
                             CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified PAYER'S REQUEST FOR TAXPAYER by the IRS that you are subject to backup withholding because of
                             under-reported IDENTIFICATION NUMBER (TIN) interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 2 above.

SIGNATURE: ------------------------------------------------------------ DATE: ---------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER AGREEMENT. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                   BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.
   Signature
   ------------------------------------------------------                Date
   ------------------